BLACKROCK FUNDS III

BlackRock Diversified Equity Fund

(the “Fund”)

Supplement dated April 23, 2026 to the Summary Prospectus, Prospectus and Statement of

Additional Information (“SAI”) of the Fund, each dated April 30, 2025, as supplemented to date

On April 22, 2026, the Board of Trustees (the “Board”) of Master Investment Portfolio (“MIP”) approved the appointment of BlackRock International Limited (“BIL”) as a sub-adviser of Diversified Equity Master Portfolio (the “Master Portfolio”)1 pursuant to a sub-advisory agreement between BIL and BlackRock Fund Advisors with respect to the Master Portfolio. The addition of BIL as a sub-adviser of the Master Portfolio is effective on April 23, 2026.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Diversified Equity Fund—Investment Manager” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Diversified Equity Fund—Investment Manager” are deleted in their entirety and replaced with the following:

Investment Manager

The Master Portfolio’s investment manager is BlackRock Fund Advisors (previously defined as “BFA”). The Master Portfolio’s sub-adviser is BlackRock International Limited (“BIL”). Where applicable, “BFA” refers also to BIL.

The second paragraph of the section of the Prospectus entitled “Management of the Fund—Investment Adviser” is deleted in its entirety and replaced with the following:

BFA is located at 400 Howard Street, San Francisco, California 94105, and BlackRock International Limited (“BIL”) is located at Dundas House, 20 Brandon Street, Edinburgh, EH3 5PP, Scotland. BFA and BIL are indirect majority-owned subsidiaries of BlackRock, Inc. As of March 31, 2025, BFA and its affiliates had approximately $11.6 trillion in investment company and other portfolio assets under management.

The following is added after the third paragraph of the section of the Prospectus entitled “Management of the Fund—Investment Adviser”:

BFA has entered into a sub-advisory agreement with BIL. Pursuant to the sub-advisory agreement, BFA pays BIL for services it provides for that portion of the Master Portfolio’s portfolio for which BIL acts as sub-adviser a fee equal to a percentage of the management fee paid to BFA under the Management Agreement.

[1]

As announced by supplement dated February 23, 2026 to the Fund’s Summary Prospectus, Prospectus and SAI, the Board of BlackRock Funds III has approved a change of the name of the Fund to “BlackRock Diversified Equity Alpha Fund,” and the Board of MIP has approved a change of the name of the Master Portfolio to “Diversified Equity Alpha Master Portfolio.” Each name change is expected to become effective on or about April 28, 2026.

The following is added to the second to last paragraph of the section of the Prospectus entitled “Management of the Fund—Investment Adviser”:

A discussion regarding the basis for MIP’s Board of Trustees’ approval of the sub-advisory agreement with BIL will be available in the Fund’s reports filed on Form N-CSR for the fiscal period ended June 30, 2026.

The following information is added to the section of the Prospectus entitled “For More Information—Fund and Service Providers”:

SUB-ADVISER

BlackRock International Limited

Dundas House

20 Brandon Street

Edinburgh, EH3 5PP

Scotland

The following is added after the sixth paragraph of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements”:

BFA has entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), pursuant to which BFA pays BIL for providing services to BFA, with respect to that portion of the Master Portfolio for which it acts as sub-adviser, a monthly fee at an annual rate equal to a percentage of the management fee paid to BFA under the investment advisory agreement with respect to the Master Portfolio.

Shareholders should retain this Supplement for future reference.

PR2SAI-DEF-0426SUP